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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 30, 2001



                          TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)


CAYMAN ISLANDS                   333-75899                     N/A
(State or other                 (Commission              (I.R.S. Employer
jurisdiction of                 File Number)             Identification No.)
incorporation or
organization)

                               4 GREENWAY PLAZA
                             HOUSTON, TEXAS 77046
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (713) 232-7500
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Item 5.    Other Events.

     On March 30, 2001, Transocean Sedco Forex Inc. (the "Company") issued a press release announcing the pricing of a private placement of $700,000,000 in aggregate principal amount of 6.625% Notes due 2011 and $600,000,000 in aggregate principal amount of 7.500% Notes due 2031 (the "Notes"). The closing of the sale of the Notes to the initial purchasers occurred on April 5, 2001.

     The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The purchase agreement relating to the Notes, the exchange and registration rights agreement relating to the Notes and the officers' certificate establishing the form and terms of the Notes are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

     The following exhibits are filed herewith:

     4.1 Purchase Agreement dated March 29, 2001 by and between the Company and Goldman, Sachs & Co., as representatives of the initial purchasers.

     4.2 Exchange and Registration Rights Agreement dated April 5, 2001 by and between the Company and Goldman, Sachs & Co., as representatives of the initial purchasers.

     4.3 Officers' Certificate of the Company dated April 5, 2001 establishing the form and terms of the 6.625% Notes due 2011 and the 7.500% Notes due 2031.

     99.1  Press Release dated March 30, 2001.


     99.2  Press Release dated April 5, 2001.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRANSOCEAN SEDCO FOREX INC.



Date: April 6, 2001                 By: /s/ Eric B. Brown
                                       -------------------------------------
                                         Eric B. Brown
                                         Senior Vice President, General
                                         Counsel and Corporate Secretary

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